John Deere Owner Trust 2003	Exhibit 99.3
Servicer's Certificate

$197,000,000 Class A-1 1.08125% Asset Backed Notes due August 13, 2004
$187,000,000 Class A-2 1.31000% Asset Backed Notes due January 17, 2006
$202,000,000 Class A-3 1.79000% Asset Backed Notes due April 16, 2007
$149,000,000 Class A-4 2.44000% Asset Backed Notes due June 15, 2010
$15,150,000 Class B 2.01000% Asset Backed Notes due June 15, 2010
$7,546,670 Asset Backed Certificates

Payment Date:	15-Apr-04

(1) Servicing Fee	$472,724.88
Servicing Fee Shortfall	0.00
(2) Administration Fee:	$100.00
Administration Fee Shortfall	0.00
(3) Total Distribution Amount:	$29,493,290.46
(4) Noteholders' Interest Distributable Amount applicable to A-1 Notes:	$12,333.12
Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:	$0.00
(5) Noteholders' Interest Distributable Amount applicable to A-2 Notes:	$204,141.67
Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:	$0.00
(6) Noteholders' Interest Distributable Amount applicable to A-3 Notes:	$301,316.67
Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:	$0.00
(7) Noteholders' Interest Distributable Amount applicable to A-4 Notes:	$302,966.67
Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:	$0.00
(8) Noteholders' Interest Distributable Amount applicable to B Notes:	$25,376.25
Noteholders' Interest Carryover Shortfall applicable to B Notes:	$0.00
(9) Noteholders' Interest Distributable Amount deposited into Note Distribution Account:	$846,134.38
Noteholders' Interest Carryover Shortfall:	$0.00
(10) A-1 Noteholders' Monthly Principal Distributable Amount:	$13,246,093.35
% of Principal Distribution Amount applicable to A-1 Noteholders	49.33%
A-1 Noteholders' Principal Carryover Shortfall:	$0.00
A-1 Noteholders' Principal Distributable Amount:	$13,246,093.35
(11) A-2 Noteholders' Monthly Principal Distributable Amount:	$13,237,638.92
% of Principal Distribution Amount applicable to A-2 Noteholders	49.30%
A-2 Noteholders' Principal Carryover Shortfall:	$0.00
A-2 Noteholders' Principal Distributable Amount:	$13,237,638.92
(12) A-3 Noteholders' Monthly Principal Distributable Amount:	($0.00)
% of Principal Distribution Amount applicable to A-3 Noteholders	0.00%
A-3 Noteholders' Principal Carryover Shortfall:	$0.00
A-3 Noteholders' Principal Distributable Amount:	($0.00)
(13) A-4 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders	0.00%
A-4 Noteholders' Principal Carryover Shortfall:	$0.00
A-4 Noteholders' Principal Distributable Amount:	$0.00
(14) B Noteholders' Monthly Principal Distributable Amount:	$367,613.93
% of Principal Distribution Amount applicable to B Noteholders	1.37%
B Noteholders' Principal Carryover Shortfall:	$0.00
B Noteholders' Principal Distributable Amount:	$367,613.93
(15) Noteholders' Principal Distribution Amount deposited into Note Distribution Account:	$26,851,346.20
Noteholders' Principal Carryover Shortfall:	$0.00
(16) Noteholders' Distributable Amount:	$27,697,480.58
(17) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00
(18) Deposit to Reserve Account from Collection Account to increase the amount	$0.00
on deposit in the Reserve Account to the Specified Reserve Account Balance
(19) Certificateholders' Interest Distributable Amount:	$0.00
Certificateholders' Interest Carryover Shortfall:	$0.00
(20) Certificateholders' Principal Distributable Amount applicable to current period	$0.00
% of Principal Distribution Amount applicable to Certificate holders	0.00%
Certificateholders' Principal Carryover Shortfall:	$0.00
Certificateholders' Principal Distributable Amount:	$0.00
(21) Certificateholders' Distributable Amount:	$0.00
(22) Deposit to Reserve Account (from excess collections):	$1,322,985.00
(23) Specified Reserve Account Balance (after all distributions and adjustments) :	$13,259,692.00
(24) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$14,582,677.00
(25) Excess Reserve Account Balance Distributable to Seller (5.05(b)(i) or (ii)):	$1,322,985.00
(26) Note Value as of the end of the related Collection Period	$547,091,417.15
(27) Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	$541,417,167.71
(28) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$0.00
A-1 Note Pool Factor:	0.0000000
Outstanding Principal Balance of A-2 Notes:	$173,762,361.08
A-2 Note Pool Factor:	0.9292105
Outstanding Principal Balance of A-3 Notes:	$202,000,000.00
A-3 Note Pool Factor:	1.0000000
Outstanding Principal Balance of A-4 Notes:	$149,000,000.00
A-4 Note Pool Factor:	1.0000000
Outstanding Principal Balance of B Notes:	$14,782,386.07
B Note Pool Factor:	0.9757351
Outstanding Principal Balance of the Certificates:	$7,546,670.00
Certificate Pool Factor:	1.0000000
(29) Aggregate Purchase Amounts for related Collection Period:	$0.00
(30) Reserve Account Balance after giving effect to all distributions:	$13,259,692.00
(31) Specified Reserve Account Balance (after all distributions and adjustments):	$13,259,692.00
(32) Amount of Realized Losses for the related collection period:	$84,329.92
(33) Amount of Payments that are more than 60 days past due:	$1,345,982.00